UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  ------------

                          July 13, 2004 (July 9, 2004)
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                Date of Report (Date of earliest event reported)


                                  Revlon, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


         Delaware               1-11178                 13-3662955
   --------------------  ----------------------   -------------------------
   (State or Other       (Commission File No.)      (I.R.S. Employer
     Jurisdiction of                                 Identification
     Incorporation)                                       No.)


        237 Park Avenue
       New York, New York                                10017
   ------------------------------             ----------------------------
      (Address of Principal                           (Zip Code)
       Executive Offices)

                              (212) 527-4000
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           (Registrant's telephone number, including area code)


                                   None
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       (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events and Regulation FD Disclosure.

         On July 9, 2004, Revlon, Inc. ("Revlon") and Revlon Consumer Products Corporation ("RCPC"), a wholly owned subsidiary of Revlon (together, the "Company"), issued a joint press release announcing RCPC's new $960 million credit facility from Citicorp USA, Inc. and Citigroup Global Markets Inc. (together, "Citigroup") and a syndicate of lenders on terms substantially similar to those previously announced (the "Credit Agreement"). Copies of the Credit Agreement and the related Pledge and Security Agreement and Intercreditor and Collateral Agency Agreement are attached hereto as Exhibits
4.34 through 4.36, respectively, and are incorporated by reference herein.

The Company also announced the successful tender offer for RCPC's 12% Senior Secured Notes due 2005 (the "12% Notes"), with approximately 82% of the total outstanding principal amount of the 12% Notes, representing approximately $298 million aggregate principal amount of the 12% Notes, validly tendered through 5:00 p.m. EDT on July 8, 2004.

The Company indicated that, upon purchasing the 12% Notes on July 9, 2004, RCPC's previously-announced supplemental indenture became operative. Accordingly, substantially all of the restrictive covenants contained in the indenture governing the 12% Notes have been eliminated and the guarantees of RCPC's obligations, and the collateral securing the obligations of RCPC and the guarantors under the indenture, have been released. A copy of the supplemental indenture is attached hereto as Exhibit 4.37 and is incorporated by reference herein.

As previously announced, the tender offer will expire at 5:00 p.m. EDT on July 21, 2004, unless extended. RCPC currently expects to have a final settlement promptly thereafter for any 12% Notes tendered on or after the July 9, 2004 initial settlement date.

The above transactions and related matters are further described in the press release dated July 9, 2004, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 7.  Financial Statements and Exhibits

(c)  Exhibit No.     Description
     -----------     -----------

         4.34 Credit Agreement, dated as of July 9, 2004, among Revlon Consumer Products Corporation and certain local borrowing subsidiaries, as borrowers, the lenders and issuing lenders party thereto, Citicorp USA, Inc., as term loan administrative agent, Citicorp USA, Inc. as multi-currency administrative agent, Citicorp USA, Inc., as collateral agent, UBS Securities LLC, as syndication agent and Citigroup Global Markets Inc., as sole lead arranger and sole bookrunner (incorporated by reference to Exhibit 4.34 of the Current Report on Form 8-K of Revlon Consumer Products Corporation filed with the Securities and Exchange Commission on July 13, 2004).

          4.35 Pledge and Security Agreement, dated as of July 9, 2004, among Revlon, Inc., Revlon Consumer Products Corporation and the additional grantors party thereto, in favor of Citicorp USA, Inc., as collateral agent for the secured parties (incorporated by reference to Exhibit 4.35 of the Current Report on Form 8-K of Revlon Consumer Products Corporation filed with the Securities and Exchange Commission on July 13, 2004).

          4.36 Intercreditor and Collateral Agency Agreement, dated as of July 9, 2004, among Citicorp USA, Inc. as administative agent for the multi-currency lenders and issuing lenders, Citicorp USA, Inc., as administrative agent for the term loan lenders, Citicorp USA, Inc., as collateral agent for the secured parties, Revlon, Inc., Revlon Consumer Products Corporation and each other loan party (incorporated by reference to Exhibit 4.36 of the Current Report on Form
                     8-K of Revlon Consumer Products Corporation filed with the Securities and Exchange Commission on July 13, 2004).

         4.37 First Supplemental Indenture, dated as of July 6, 2004, between Revlon Consumer Products Corporation, the guarantors party thereto, and Wilmington Trust Company, as trustee, relating to Revlon Consumer Products Corporation's 12% Senior Secured Notes due 2005 (incorporated by reference to Exhibit 4.37 of the Current Report on Form 8-K of Revlon Consumer Products Corporation filed with the Securities and Exchange Commission on July 13, 2004).

         99.1        Press Release, dated July 9, 2004.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            REVLON, INC.


                                            By: /s/ Robert K. Kretzman
                                                ------------------------------
                                            Robert K. Kretzman
                                            Executive Vice President, General
                                            Counsel and Chief Legal Officer


Date: July 13, 2004

                                 EXHIBIT INDEX

     Exhibit No.     Description
     -----------     -----------

         4.34 Credit Agreement, dated as of July 9, 2004, among Revlon Consumer Products Corporation and certain local borrowing subsidiaries, as borrowers, the lenders and issuing lenders party thereto, Citicorp USA, Inc., as term loan administrative agent, Citicorp USA, Inc. as multi-currency administrative agent, Citicorp USA, Inc., as collateral agent, UBS Securities LLC, as syndication agent and Citigroup Global Markets Inc., as sole lead arranger and sole bookrunner (incorporated by reference to Exhibit 4.34 of the Current Report on Form 8-K of Revlon Consumer Products Corporation filed with the Securities and Exchange Commission on July 13, 2004).

          4.35 Pledge and Security Agreement, dated as of July 9, 2004, among Revlon, Inc., Revlon Consumer Products Corporation and the additional grantors party thereto, in favor of Citicorp USA, Inc., as collateral agent for the secured parties (incorporated by reference to Exhibit 4.35 of the Current Report on Form 8-K of Revlon Consumer Products Corporation filed with the Securities and Exchange Commission on July 13, 2004).

          4.36 Intercreditor and Collateral Agency Agreement, dated as of July 9, 2004, among Citicorp USA, Inc. as administrative agent for the multi-currency lenders and issuing lenders, Citicorp USA, Inc., as administrative agent for the term loan lenders, Citicorp USA, Inc., as collateral agent for the secured parties, Revlon, Inc., Revlon Consumer Products Corporation and each other loan party (incorporated by reference to Exhibit 4.36 of the Current Report on Form
                     8-K of Revlon Consumer Products Corporation filed with the Securities and Exchange Commission on July 13, 2004).

         4.37 First Supplemental Indenture, dated as of July 6, 2004, between Revlon Consumer Products Corporation, the guarantors party thereto, and Wilmington Trust Company, as trustee, relating to Revlon Consumer Products Corporation's 12% Senior Secured Notes due 2005 (incorporated by reference to Exhibit 4.37 of the Current Report on Form 8-K of Revlon Consumer Products Corporation filed with the Securities and Exchange Commission on July 13, 2004).

         99.1        Press Release, dated July 9, 2004.